EXHIBIT 10.3
AMENDMENT NO. 3
to the
AMENDED AND RESTATED OPERATING AGREEMENT
of
AMERICAN PROCESSING COMPANY, LLC
     THIS AMENDMENT NO. 3 (this “Amendment”) to that certain Amended and Restated Operating Agreement, dated as of March 14, 2006, as amended by that certain Amendment No. 1 to the Amended and Restated Operating Agreement, dated as of January 9, 2007 and that certain Amendment No. 2 to the Amended and Restated Operating Agreement, dated as of November 30, 2007 (the “Operating Agreement”), of American Processing Company, LLC, a Michigan limited liability company (the “Company”), is made and entered into to be effective for all purposes as of February 21, 2008, by and among the Company, the Manager and the Members listed on the signature page hereto. Capitalized terms used but not otherwise defined herein shall have meanings specified in the Operating Agreement.
RECITALS
     A. On February 1, 2008, Trott & Trott transferred all of its 95,000 Common Units to APC Investments, LLC, a Michigan limited liability company (“APCI”), and, upon the consummation of such transfer (the “Trott Transfer”), APCI became a Substituted Member of the Company.
     B. On January 21, 2008, the Manager sent a Call Notice to each Member (the “W&G Notice”) whereby the Manager requested that each Member contribute to the capital of the Company its pro rata share of an amount equal to $13,000,000, which such amount was being raised in connection with the purchase by the Company of the mortgage default processing assets of Wilford & Geske, a Minnesota professional association.
     C. APCI and Dolan have elected to make capital contributions to the Company in connection with the W&G Notice and Dolan has agreed to make an additional contribution to the Company in the amount equal to Feiwell & Hannoy’s Optional Capital Contribution Amount set forth in the W&G Notice.
     D. Pursuant to Section 10.4 of the Operating Agreement, the Manager and a Supermajority-in-Interest of the Members have agreed to amend the terms of the Operating Agreement as provided in this Amendment in order to reflect (1) the Trott Transfer and the admission of APCI as a Substituted Member and (2) the additional Common Units issued to APCI and Dolan in connection with the additional capital contributions made by such Members and described above.
AGREEMENT
1. AMENDMENT
     1.1 The definition of “Trott & Trott” in Article I of the Operating Agreement is hereby amended and restated in its entirety as follows:

     “Trott & Trott” means APC Investments, LLC, a Michigan limited liability company.
     1.2 Exhibit A of the Operating Agreement is hereby replaced with Exhibit A attached hereto.
2. REFERENCE TO AND EFFECT ON THE OPERATING AGREEMENT
     2.1 Each reference in the Operating Agreement to “this Agreement”, “hereunder”, “hereof”, "herein”, or words of like import shall mean and be a reference to the Operating Agreement as amended hereby.
     2.2 Except as specifically amended above, the Operating Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3. MISCELLANEOUS
     3.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In accordance with the Operating Agreement, this Amendment shall be effective upon execution by the Company, the Manger and a Supermajority-in-Interest of the Members. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Amendment invalid or unenforceable. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature, or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
     3.2 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     3.3 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
     3.4 The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     3.5 If and to the extent there are any inconsistencies between the Operating Agreement and this Amendment, the terms of this Amendment shall control.
[Remainder of Page Intentionally Left Blank.
Signature Pages Follow.]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY:

AMERICAN PROCESSING COMPANY, LLC

By:	DOLAN APC LLC
Its:	Manager

By:	/s/ Scott J. Pollei

Name: Scott J. Pollei
Its: Vice President

MANAGER:

DOLAN APC LLC

By:	/s/ Scott J. Pollei

Name: Scott J. Pollei
Its: Vice President

MEMBERS:

DOLAN APC LLC

By:	/s/ Scott J. Pollei

Name: Scott J. Pollei
Its: Vice President

APC INVESTMENTS, LLC

By:	/s/ David A. Trott

Name: David A. Trott
Its: Manager

EXHIBIT A
List of Members, Capital Contributions, Capital Accounts
Common Units and Participating Percentages

Name, Address, Phone and Fax of Member	Common Units	Participating Percentage
Dolan APC, LLC
c/o Dolan Media Company
1200 Baker Building
706 Second Avenue South
Minneapolis, Minnesota 55402
Phone: (612) 317-9425
Fax: (612) 317-9434
Attention: James P. Dolan	1,027,823	88.890%

APC Investments, LLC
31440 Northwestern Highway
Suite 200
Farmington Hills, MI 48334
Phone: (248) 642-2515
Fax: (248) 642-3628
Attention: David A. Trott	104,905	9.073%

Feiwell & Hannoy Professional
Corporation
251 North Illinois Street,
Suite 1700
Indianapolis, Indiana 46204
Phone: (317) 237-2727
Fax: (317) 237-2722
Attention: Douglas Hannoy and
Michael Feiwell	23,560	2.038%

TOTAL:	1,156,288	100.000%

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